EXHIBIT 99.5

SABR 2004 - OP1

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

SABR 2004-OP1
Assumptions:
LIBOR FLAT
To CALL
100 PPC
No Losses

Period              XS            BOP                      XS Spread     1 Month Libor     6 Month Libor
                                  Balance
             1      8,424,941.35  1,789,485,621.60             5.650              1.09              1.17
             2      8,328,740.33  1,753,780,857.82             5.699              1.09              1.17
             3      8,081,986.50  1,718,262,209.35             5.644              1.09              1.17
             4      7,984,896.99  1,682,915,569.73             5.694              1.09              1.17
             5      7,742,857.07  1,647,729,707.84             5.639              1.09              1.17
             6      7,574,455.94  1,612,696,249.26             5.636              1.09              1.17
             7      7,475,502.26  1,577,809,754.96             5.685              1.09              1.17
             8      7,240,005.09  1,543,067,539.12             5.630              1.09              1.17
             9      7,139,796.25  1,508,469,711.23             5.680              1.09              1.17
            10      6,908,655.30  1,474,019,120.39             5.624              1.09              1.17
            11      6,624,202.02  1,439,721,283.25             5.521              1.09              1.17
            12      6,648,527.29  1,405,585,971.62             5.676              1.09              1.17
            13      6,304,984.57  1,371,939,933.45             5.515              1.09              1.17
            14      6,209,316.75  1,339,090,683.58             5.564              1.09              1.17
            15      5,999,289.51  1,307,020,848.74             5.508              1.09              1.17
            16      5,908,318.09  1,275,712,041.98             5.558              1.09              1.17
            17      5,707,936.77  1,245,146,308.58             5.501              1.09              1.17
            18      5,567,428.46  1,215,306,115.88             5.497              1.09              1.17
            19      5,483,095.32  1,186,174,343.39             5.547              1.09              1.17
            20      5,296,358.50  1,157,734,273.11             5.490              1.09              1.17
            21      5,216,229.98  1,129,969,584.31             5.540              1.09              1.17
            22      5,037,932.29  1,102,864,337.74             5.482              1.09              1.17
            23      4,913,414.26  1,076,402,939.68             5.478              1.09              1.17
            24      4,933,862.66  1,050,570,224.82             5.636              1.09              1.17
            25      4,673,043.13  1,025,351,336.67             5.469              1.09              1.17
            26      4,602,472.85  1,000,731,781.53             5.519              1.09              1.17
            27      4,443,965.93    976,697,406.52             5.460              1.09              1.17
            28      4,376,924.52    953,234,391.69             5.510              1.09              1.17
            29      4,225,655.32    930,329,242.13             5.451              1.09              1.17
            30      4,120,379.43    907,968,780.36             5.446              1.09              1.17
            31      3,873,713.23    886,140,138.91             5.246              1.09              1.17
            32      3,737,110.20    864,830,753.03             5.185              1.09              1.17
            33      3,682,522.82    844,028,353.56             5.236              1.09              1.17
            34      3,552,214.48    823,720,960.03             5.175              1.09              1.17
            35      3,463,013.07    803,896,888.48             5.169              1.09              1.17
            36      3,485,775.17    784,544,700.35             5.332              1.09              1.17
            37      3,290,932.81    765,653,241.20             5.158              1.09              1.17
            38      3,251,652.45    747,211,619.09             5.222              1.09              1.17
            39      3,147,636.83    729,209,198.45             5.180              1.09              1.17
            40      3,109,071.98    711,635,594.05             5.243              1.09              1.17
            41      3,003,733.84    694,480,665.11             5.190              1.09              1.17
            42      2,932,351.19    677,734,509.56             5.192              1.09              1.17
            43      2,891,943.25    661,387,458.47             5.247              1.09              1.17
            44      2,792,514.06    645,430,070.55             5.192              1.09              1.17
            45      2,753,993.95    629,853,126.79             5.247              1.09              1.17
            46      2,659,268.31    614,647,625.27             5.192              1.09              1.17
            47      2,595,020.26    599,804,776.08             5.192              1.09              1.17
            48      2,586,031.41    585,315,996.28             5.302              1.09              1.17
            49      2,471,087.85    571,172,905.10             5.192              1.09              1.17
            50      2,436,911.89    557,367,319.16             5.247              1.09              1.17
            51      2,353,002.54    543,891,247.84             5.191              1.09              1.17
            52      2,320,424.43    530,736,888.77             5.246              1.09              1.17
            53      2,240,490.61    517,896,623.39             5.191              1.09              1.17
            54      2,186,242.62    505,363,012.64             5.191              1.09              1.17
            55      2,155,922.90    493,128,792.73             5.246              1.09              1.17
            56      2,081,605.24    481,186,871.08             5.191              1.09              1.17
            57      2,052,703.85    469,530,322.20             5.246              1.09              1.17
            58      1,981,911.41    458,152,383.86             5.191              1.09              1.17
            59      1,933,845.51    447,046,453.20             5.191              1.09              1.17
            60      1,946,987.27    436,206,083.01             5.356              1.09              1.17
            61      1,841,136.08    425,624,978.06             5.191              1.09              1.17
            62      1,815,498.26    415,296,991.53             5.246              1.09              1.17
            63      1,752,811.21    405,216,121.53             5.191              1.09              1.17
            64      1,728,373.67    395,376,507.71             5.246              1.09              1.17
            65      1,668,665.31    385,772,427.89             5.191              1.09              1.17
            66      1,628,097.87    376,398,294.85             5.191              1.09              1.17
            67      1,605,356.75    367,248,653.15             5.246              1.09              1.17
            68      1,549,855.83    358,318,176.04             5.190              1.09              1.17
            69      1,528,180.04    349,601,662.40             5.245              1.09              1.17
            70      1,475,319.80    341,094,033.85             5.190              1.09              1.17
            71      1,439,386.86    332,790,331.79             5.190              1.09              1.17
            72      1,449,018.44    324,685,714.65             5.355              1.09              1.17
            73      1,370,086.28    316,775,455.11             5.190              1.09              1.17
            74      1,350,861.64    309,054,937.40             5.245              1.09              1.17
            75      1,304,071.98    301,519,654.71             5.190              1.09              1.17
            76      1,285,748.76    294,165,206.61             5.245              1.09              1.17
            77      1,241,189.62    286,987,296.54             5.190              1.09              1.17
            78      1,210,876.67    279,981,729.39             5.190              1.09              1.17
            79      1,193,827.38    273,144,409.10             5.245              1.09              1.17
            80      1,152,418.50    266,471,336.32             5.190              1.09              1.17
            81      1,136,169.18    259,958,606.17             5.245              1.09              1.17
            82      1,096,737.19    253,602,405.99             5.190              1.09              1.17
            83      1,069,896.83    247,399,013.17             5.189              1.09              1.17
            84      1,076,929.73    241,344,793.04             5.355              1.09              1.17
            85      1,018,137.95    235,436,196.81             5.189              1.09              1.17
            86      1,003,729.07    229,669,759.54             5.244              1.09              1.17
            87        968,840.90    224,042,098.16             5.189              1.09              1.17
            88        955,108.79    218,549,909.56             5.244              1.09              1.17
            89        921,889.82    213,189,968.70             5.189              1.09              1.17
            90        899,276.68    207,959,126.76             5.189              1.09              1.17
            91        887,211.96    202,854,309.38             5.248              1.09              1.17
            92        857,091.99    197,872,514.87             5.198              1.09              1.17
            93        845,547.04    193,010,812.53             5.257              1.09              1.17
            94        816,917.62    188,266,340.95             5.207              1.09              1.17
            95        797,554.52    183,636,306.41             5.212              1.09              1.17
            96        794,829.50    179,117,981.27             5.325              1.09              1.17

SABR 2004-OP1
Assumptions:
LIBOR FWD
To CALL
100 PPC
No Losses

Period              XS            BOP                      XS Spread     1 Month Libor     6 Month Libor
                                  Balance
           1        8,409,863.20  1,789,485,621.60             5.640             1.100             1.185
           2        8,265,845.75  1,753,780,857.82             5.656             1.134             1.233
           3        8,018,341.19  1,718,262,209.35             5.600             1.134             1.285
           4        7,887,674.54  1,682,915,569.73             5.624             1.161             1.344
           5        7,533,782.53  1,647,729,719.72             5.487             1.241             1.405
           6        7,314,353.84  1,612,696,290.63             5.443             1.282             1.514
           7        7,144,710.39  1,577,809,824.50             5.434             1.348             1.604
           8        6,759,490.64  1,543,067,635.51             5.257             1.461             1.676
           9        6,627,905.32  1,508,469,833.24             5.273             1.508             1.810
          10        6,325,548.70  1,474,019,266.81             5.150             1.562             1.916
          11        5,700,517.46  1,439,721,485.26             4.751             1.856             2.049
          12        5,834,612.08  1,405,586,267.59             4.981             1.856             2.168
          13        5,520,139.11  1,371,940,319.04             4.828             1.774             2.297
          14        4,969,947.93  1,339,091,154.62             4.454             2.234             2.454
          15        4,825,542.05  1,307,021,401.17             4.430             2.165             2.566
          16        4,607,022.00  1,275,712,671.91             4.334             2.353             2.705
          17        4,189,923.93  1,245,147,067.23             4.038             2.552             2.813
          18        4,000,818.54  1,215,307,035.55             3.950             2.637             2.938
          19        3,955,809.01  1,186,175,416.50             4.002             2.688             3.051
          20        3,543,378.97  1,157,735,492.32             3.673             2.910             3.127
          21        3,490,315.21  1,129,970,976.15             3.707             3.004             3.230
          22        4,094,007.20  1,102,868,218.31             4.455             2.976             3.308
          23        3,685,095.97  1,076,539,984.43             4.108             3.323             3.425
          24        3,920,571.17  1,050,834,665.17             4.477             3.329             3.473
          25        3,716,636.36  1,025,737,356.81             4.348             3.076             3.552
          26        3,328,352.56  1,001,233,760.81             3.989             3.569             3.680
          27        3,235,950.80    977,309,925.16             3.973             3.453             3.731
          28        3,418,145.54    953,952,858.46             4.300             3.596             3.824
          29        3,171,022.22    931,188,623.67             4.086             3.673             3.883
          30        3,001,059.11    908,962,431.79             3.962             3.796             3.968
          31        2,826,648.27    887,261,584.79             3.823             3.825             4.040
          32        2,617,810.03    866,073,738.42             3.627             3.877             4.042
          33        2,578,047.99    845,386,900.95             3.659             4.006             4.122
          34        2,694,789.68    825,190,823.39             3.919             3.920             4.161
          35        2,441,935.30    805,505,942.20             3.638             4.203             4.249
          36        2,686,018.55    786,285,985.24             4.099             4.203             4.275
          37        2,558,233.56    767,520,000.46             4.000             3.829             4.336
          38        2,253,789.99    749,197,329.59             3.610             4.373             4.460
          39        2,198,192.99    731,307,576.73             3.607             4.232             4.484
          40        2,314,780.13    713,841,028.71             3.891             4.395             4.561
          41        2,168,724.23    696,810,322.86             3.735             4.393             4.591
          42        2,035,079.27    680,181,733.27             3.590             4.540             4.660
          43        2,065,194.64    663,945,794.85             3.733             4.563             4.709
          44        1,942,419.79    648,093,293.35             3.597             4.532             4.703
          45        1,912,611.45    632,615,236.39             3.628             4.675             4.770
          46        1,915,208.52    617,503,140.11             3.722             4.567             4.788
          47        1,742,491.13    602,759,164.68             3.469             4.822             4.852
          48        1,873,428.29    588,363,396.82             3.821             4.817             4.860
          49        1,797,063.76    574,307,646.94             3.755             4.531             4.897
          50        1,652,345.88    560,583,936.07             3.537             4.930             4.986
          51        1,604,667.09    547,184,478.15             3.519             4.771             4.991
          52        1,644,737.06    534,101,862.13             3.695             4.959             5.055
          53        1,566,224.23    521,339,592.54             3.605             4.869             5.058
          54        1,463,784.97    508,878,787.32             3.452             5.023             5.121
          55        1,488,448.41    496,712,360.32             3.596             5.060             5.156
          56        1,417,400.89    484,833,404.05             3.508             4.964             5.100
          57        1,392,279.52    473,235,174.69             3.530             5.129             5.159
          58        1,370,240.10    461,911,216.90             3.560             4.987             5.162
          59        1,249,827.62    450,858,823.82             3.327             5.222             5.215
          60        1,421,871.47    440,067,683.50             3.877             5.232             5.200
          61        1,360,951.62    429,531,655.74             3.802             4.739             5.212
          62        1,197,694.34    419,244,752.53             3.428             5.308             5.338
          63        1,162,578.74    409,201,129.78             3.409             5.137             5.339
          64        1,195,467.40    399,395,197.83             3.592             5.308             5.399
          65        1,159,891.38    389,828,689.73             3.570             5.137             5.396
          66        1,078,150.76    380,488,401.62             3.400             5.308             5.454
          67        1,059,138.59    371,369,015.21             3.422             5.482             5.484
          68        1,027,353.82    362,465,345.14             3.401             5.305             5.423
          69        1,010,694.60    353,772,328.51             3.428             5.476             5.488
          70          996,554.59    345,285,108.87             3.463             5.304             5.488
          71          924,632.66    337,001,194.05             3.292             5.476             5.551
          72        1,059,550.22    328,913,335.25             3.866             5.488             5.554
          73          973,336.05    321,016,922.45             3.638             5.124             5.585
          74          863,007.66    313,307,459.86             3.305             5.663             5.683
          75          834,778.98    305,780,560.02             3.276             5.491             5.655
          76          853,897.01    298,432,019.99             3.434             5.674             5.690
          77          828,218.16    291,262,380.95             3.412             5.491             5.662
          78          764,957.77    284,262,526.75             3.229             5.675             5.697
          79          788,221.21    277,428,465.83             3.409             5.696             5.701
          80          764,498.99    270,756,304.04             3.388             5.512             5.628
          81          751,646.43    264,242,237.64             3.413             5.690             5.684
          82          725,506.01    257,882,566.54             3.376             5.511             5.673
          83          669,464.44    251,673,292.13             3.192             5.696             5.728
          84          777,160.83    245,611,246.63             3.797             5.696             5.720
          85          721,919.05    239,692,967.66             3.614             5.267             5.743
          86          637,500.77    233,915,075.95             3.270             5.822             5.843
          87          616,595.94    228,274,273.28             3.241             5.644             5.816
          88          627,958.64    222,767,388.62             3.383             5.832             5.852
          89          608,941.23    217,394,533.77             3.361             5.644             5.824
          90          561,020.39    212,149,177.27             3.173             5.833             5.860
          91          581,081.63    207,028,318.89             3.368             5.846             5.865
          92          563,274.02    202,029,031.33             3.346             5.668             5.828
          93          555,316.47    197,148,455.63             3.380             5.852             5.887
          94          542,553.37    192,383,825.52             3.384             5.669             5.883
          95          503,624.57    187,732,892.49             3.219             5.846             5.946
          96          553,976.45    183,192,469.86             3.629             5.857             5.938
                                              0.00

SABR 2004-OP1
Assumptions:
LIBOR FWD + 100
To CALL
100 PPC
No Losses

Period              XS            BOP                      XS Spread     1 Month Libor     6 Month Libor
                                  Balance
             1      6,902,048.17  1,789,485,621.60             4.628             2.100             2.185
             2      6,836,423.31  1,753,780,857.82             4.678             2.134             2.233
             3      6,571,856.85  1,718,262,209.35             4.590             2.134             2.285
             4      6,517,603.08  1,682,915,569.73             4.647             2.161             2.344
             5      6,148,573.61  1,647,729,764.70             4.478             2.241             2.405
             6      5,959,299.82  1,612,696,420.44             4.434             2.282             2.514
             7      5,862,444.36  1,577,810,035.30             4.459             2.348             2.604
             8      5,464,369.95  1,543,067,923.62             4.249             2.461             2.676
             9      5,403,398.52  1,508,470,195.09             4.298             2.508             2.810
            10      5,090,193.52  1,474,019,698.93             4.144             2.562             2.916
            11      4,494,809.80  1,439,722,028.28             3.746             2.856             3.049
            12      4,772,203.00  1,405,586,931.73             4.074             2.856             3.168
            13      4,372,755.46  1,371,941,098.68             3.825             2.774             3.297
            14      3,886,958.22  1,339,092,044.31             3.483             3.234             3.454
            15      3,734,019.31  1,307,022,395.66             3.428             3.165             3.566
            16      3,576,960.51  1,275,713,766.11             3.365             3.353             3.705
            17      3,151,813.26  1,245,148,268.79             3.038             3.552             3.813
            18      2,988,380.39  1,215,308,336.53             2.951             3.637             3.938
            19      3,000,314.70  1,186,176,811.96             3.035             3.688             4.051
            20      2,580,537.14  1,157,736,977.51             2.675             3.910             4.127
            21      2,591,870.76  1,129,972,566.91             2.752             4.004             4.230
            22      3,788,301.91  1,102,871,326.08             4.122             3.976             4.308
            23      3,388,173.80  1,076,628,651.40             3.776             4.323             4.425
            24      3,715,991.85  1,051,005,204.93             4.243             4.329             4.473
            25      3,435,407.75  1,025,986,122.01             4.018             4.076             4.552
            26      3,081,345.82  1,001,557,223.71             3.692             4.569             4.680
            27      2,969,592.14    977,704,676.36             3.645             4.453             4.731
            28      3,184,605.57    954,415,506.45             4.004             4.596             4.824
            29      2,919,013.36    931,709,880.44             3.760             4.673             4.883
            30      2,755,827.20    909,539,517.58             3.636             4.796             4.968
            31      2,611,608.96    887,891,814.65             3.530             4.825             5.040
            32      2,385,658.34    866,754,516.97             3.303             4.877             5.042
            33      2,376,876.38    846,115,729.62             3.371             5.006             5.122
            34      2,501,827.46    825,965,508.84             3.635             4.920             5.161
            35      2,254,211.66    806,323,971.33             3.355             5.203             5.249
            36      2,566,280.12    787,145,109.02             3.912             5.203             5.275
            37      2,381,213.71    768,418,048.63             3.719             4.829             5.336
            38      2,096,254.13    750,132,205.78             3.353             5.373             5.460
            39      2,025,681.61    732,277,261.64             3.320             5.232             5.484
            40      2,172,306.26    714,843,600.14             3.647             5.395             5.561
            41      2,010,977.36    697,841,291.90             3.458             5.393             5.591
            42      1,880,934.16    681,239,404.75             3.313             5.540             5.660
            43      1,932,539.13    665,028,537.02             3.487             5.563             5.709
            44      1,795,559.69    649,199,531.61             3.319             5.532             5.703
            45      1,786,157.71    633,743,450.96             3.382             5.675             5.770
            46      1,775,903.54    618,651,823.64             3.445             5.567             5.788
            47      1,606,278.12    603,925,342.62             3.192             5.822             5.852
            48      1,772,162.42    589,545,782.76             3.607             5.817             5.860
            49      1,667,572.39    575,505,003.75             3.477             5.531             5.897
            50      1,540,678.43    561,795,071.57             3.291             5.930             5.986
            51      1,481,082.27    548,408,243.21             3.241             5.771             5.991
            52      1,538,618.70    535,337,122.25             3.449             5.959             6.055
            53      1,448,671.27    522,583,695.43             3.327             5.869             6.058
            54      1,348,893.86    510,130,784.92             3.173             6.023             6.121
            55      1,389,701.23    497,971,342.32             3.349             6.060             6.156
            56      1,308,014.84    486,098,494.85             3.229             5.964             6.100
            57      1,298,159.94    474,505,532.17             3.283             6.129             6.159
            58      1,266,137.12    463,186,013.64             3.280             5.987             6.162
            59      1,147,981.17    452,136,744.73             3.047             6.222             6.215
            60      1,358,255.91    441,348,007.75             3.693             6.232             6.200
            61      1,264,447.67    430,813,692.52             3.522             5.739             6.212
            62      1,114,302.80    420,527,838.90             3.180             6.308             6.338
            63      1,070,267.27    410,484,629.51             3.129             6.137             6.339
            64      1,116,300.95    400,678,484.77             3.343             6.308             6.399
            65      1,072,219.66    391,110,170.63             3.290             6.137             6.396
            66        992,415.71    381,767,566.01             3.119             6.308             6.454
            67        985,401.96    372,645,375.84             3.173             6.482             6.484
            68        945,708.83    363,738,436.11             3.120             6.305             6.423
            69        940,490.25    355,041,704.45             3.179             6.476             6.488
            70        918,903.01    346,550,332.99             3.182             6.304             6.488
            71        848,679.83    338,261,539.61             3.011             6.476             6.551
            72      1,012,364.51    330,168,430.50             3.679             6.488             6.554
            73        901,373.64    322,266,414.23             3.356             6.124             6.585
            74        800,811.76    314,551,012.00             3.055             6.663             6.683
            75        765,902.11    307,017,852.52             2.994             6.491             6.655
            76        794,874.48    299,662,738.06             3.183             6.674             6.690
            77        762,832.27    292,485,616.97             3.130             6.491             6.662
            78        700,975.98    285,478,037.51             2.947             6.675             6.697
            79        733,381.14    278,636,022.27             3.158             6.696             6.701
            80        703,746.28    271,955,689.92             3.105             6.512             6.628
            81        699,455.01    265,433,249.16             3.162             6.690             6.684
            82        667,661.93    259,065,010.21             3.093             6.511             6.673
            83        612,850.22    252,847,032.25             2.909             6.696             6.728
            84        742,193.79    246,776,111.50             3.609             6.696             6.720
            85        668,437.89    240,848,796.91             3.330             6.267             6.743
            86        591,251.17    235,061,719.70             3.018             6.822             6.843
            87        565,354.35    229,411,591.39             2.957             6.644             6.816
            88        584,101.76    223,895,244.83             3.131             6.832             6.852
            89        560,331.43    218,512,407.59             3.077             6.644             6.824
            90        513,429.37    213,256,977.09             2.889             6.833             6.860
            91        540,039.66    208,125,961.70             3.114             6.846             6.865
            92        517,975.62    203,116,441.88             3.060             6.668             6.828
            93        516,596.59    198,225,566.17             3.127             6.852             6.887
            94        499,837.21    193,450,572.57             3.101             6.669             6.883
            95        461,977.64    188,789,163.52             2.936             6.846             6.946
            96        523,645.56    184,238,220.40             3.411             6.857             6.938
            97        472,442.45    179,795,147.19             3.153             6.647             6.966